Exhibit 4.6

REGISTRATION RIGHTS AGREEMENT

Dated May 10, 2018

among

TALOS PRODUCTION LLC

TALOS PRODUCTION FINANCE INC.

THE SUBSIDIARY GUARANTORS NAMED HEREIN

and

THE EXCHANGE AGREEMENT HOLDERS NAMED HEREIN

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT is made and entered into as of May 10, 2018 (this “Agreement”), among Talos Production LLC, a Delaware limited liability company (the “Company”), Talos Production Finance Inc., a Delaware corporation (the “Co-Issuer”), the guarantors as set forth on Annex I hereto (the “Subsidiary Guarantors” and, together with the Company and the Co-Issuer , the “Issuers”), and funds or other Persons (as defined below) managed by or advised by or affiliated with Franklin Advisers, Inc. (“Franklin”), MacKay Shields LLC (“MacKay”), Bain Capital Credit, LP (“Bain”), FS Investments (“FS”) and GSO Capital Partners LP (“GSO” and together with Franklin, MacKay, Bain and FS, the “Exchange Agreement Holders”), as holders of the Issuers’ 11.00% Second-Priority Senior Secured Notes due 2022 (the “Notes”) and for the benefit of all other holders of the Notes.

This Agreement is entered into in connection with the Exchange Agreement, dated as of November 21, 2017 (the “Exchange Agreement”), among the Issuers, Stone Energy Corporation, a Delaware corporation (“Stone”), Sailfish Energy Holdings Corporation, a Delaware Corporation, the lenders listed on Schedule A thereto, the lenders listed on Schedule B thereto, the noteholders listed on Schedule C thereto and the noteholders listed on Schedule D thereto, pursuant to which, among other things, (i) the holders of the Issuers’ second lien bridge loans exchanged their bridge loans for the Notes and (ii) Franklin and MacKay exchanged the 7.500% Senior Secured Notes due 2022 issued by Stone (the “Stone Notes”) held by them for the Notes. In addition, the Issuers effected a tender offer and consent solicitation for the Stone Notes held by holders other than Franklin and MacKay (those holders, other than the Exchange Agreement Holders, that validly tendered Stone Notes in the tender offer and consent solicitation, the “Exchange Holders”). The Notes will be fully and unconditionally guaranteed (the “Guarantees”) on a senior secured basis by the Subsidiary Guarantors. The Notes and the Guarantees together are herein referred to as the “Securities.” In order to induce the Exchange Agreement Holders to enter into the Exchange Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Exchange Agreement Holders, the Exchange Holders and their respective direct and indirect transferees and assigns.

In consideration of the foregoing, the parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the Holders (as defined below) of the Securities:

1. Definitions.

As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Additional Interest” shall have the meaning set forth in Section 2(e) hereof.

“Affiliate” shall mean with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlling,” “controlled by,” and “under common control with”) as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or otherwise.

“Agreement” shall have the meaning set forth in the preamble.

“Bain” shall have the meaning set forth in the preamble.

“Closing Date” shall have the meaning ascribed thereto in the Exchange Agreement.

“Co-Issuer” shall have the meaning set forth in the preamble and shall also include the Co-Issuer’s successors and assigns.

“Company” shall have the meaning set forth in the preamble and shall also include the Company’s successors and assigns.

“Effectiveness Date” shall mean the date of effectiveness of any Registration Statement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Exchange Agreement” shall have the meaning set forth in the preamble.

“Exchange Agreement Holders” shall have the meaning set forth in the preamble.

“Exchange Dates” shall have the meaning set forth in Section 2(a)(ii) hereof.

“Exchange Guarantees” shall mean the guarantees issued by the Subsidiary Guarantors under the Indenture containing terms identical to the Guarantees (except that the Exchange Guarantees will not contain restrictions on transfer) and to be offered to Holders of Guarantees in exchange for Guarantees pursuant to the Exchange Offer.

“Exchange Holders” shall have the meaning set forth in the preamble.

“Exchange Notes” shall mean the notes issued by the Issuers under the Indenture containing terms identical to the Notes (except that the Exchange Notes will not contain restrictions on transfer) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

“Exchange Offer” shall each mean the exchange offer by the Issuers of Transfer Restricted Securities for Exchange Securities pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Securities” shall mean the Exchange Notes and the Exchange Guarantees.

“Franklin” shall have the meaning set forth in the preamble.

“FS” shall have the meaning set forth in the preamble.

“GSO” shall have the meaning set forth in the preamble.

“Guarantees” shall have the meaning set forth in the preamble.

“Holder” shall mean a holder of Transfer Restricted Securities, for so long as such holder owns any Transfer Restricted Securities, and each of such holder’s successors, assigns and direct and indirect transferees who become registered owners of Transfer Restricted Securities under the Indenture or who become beneficial owners of Transfer Restricted Securities, so long as in the case of beneficial owners, such owners have so notified the Company in writing; provided that for purposes of Sections 4 and 5 of this Agreement, the term “Holder” shall include Participating Broker-Dealers.

“Indenture” shall mean the Indenture relating to the Securities dated the date hereof among the Issuers and Wilmington Trust, National Association, as trustee and collateral agent, pursuant to which the Securities are being issued, and as the same may be amended from time to time in accordance with the terms thereof.

“Issuers” shall have the meaning set forth in the preamble.

“Issuer FWP” shall have the meaning set forth in Section 5(a).

“MacKay” shall have the meaning set forth in the preamble.

“Majority Holders” shall mean the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities; provided that whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuers or any of their respective Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount; provided further that whenever the consent or approval of Majority Holders is required hereunder in connection with an offering pursuant to a Shelf Registration, such consent shall only be required of Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities included in the applicable Shelf Registration Statement.

“Notes” shall have the meaning set forth in the preamble.

“Participating Broker-Dealer” shall have the meaning set forth in Section 4(a) hereof.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

“Registration Default” shall have the meaning set forth in Section 2(e) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including, without limitation: (i) all SEC, stock exchange or Financial Industry Regulatory Authority registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities) (x) within the United States, (y) where the Holders are located, in the case of the Exchange Securities, or (z) as provided in Section 3(d) hereof, in the case of Transfer Restricted Securities to be sold by a Holder pursuant to a Shelf Registration Statement, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, Securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Issuers and, in the case of a Shelf Registration Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders) and (viii) the fees and disbursements of the independent public accountants of the Issuers, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and out-of-pocket expenses incurred by the Holders and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

“Registration Statement” shall mean any registration statement of the Issuers that covers any of the Exchange Securities or Transfer Restricted Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the Securities and Exchange Commission.

“Securities” shall have the meaning set forth in the preamble.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Shelf Effectiveness Target Date” means (i) with respect to a Shelf Registration Statement required to be filed pursuant to Section 2(b)(i), the 180th day after the Closing Date and (ii) with respect to the Shelf Registration Statement required to be filed pursuant to Sections 2(b)(ii), (iii) or (iv), as promptly as reasonably practicable after the 180th day after the Closing Date (or, in the case of 2(b)(iii) or (iv), the 75th day after the delivery of notice, if later than such 180th day after the Closing Date).

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuers pursuant to the provisions of Section 2(b) of this Agreement which covers all of the Transfer Restricted Securities (but no other securities unless approved by the Holders whose Transfer Restricted Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Stone” shall have the meaning set forth in the preamble.

“Stone Notes” shall have the meaning set forth in the preamble.

“Subsidiary Guarantors” shall have the meaning set forth in the preamble.

“TIA” shall have the meaning set forth in Section 3(l) hereof.

“Transfer Restricted Securities” shall mean the Securities; provided, however, that the Securities shall cease to be Transfer Restricted Securities (i) when, in the case of a Holder of such Securities who was entitled to participate in the Exchange Offer, an Exchange Offer Registration Statement with respect to such Securities shall have been declared effective under the Securities Act and either (a) such Securities shall have been exchanged pursuant to the Exchange Offer for Exchange Securities or (b) such Securities were not tendered by the Holder thereof in the Exchange Offer, (ii) when a Shelf Registration Statement with respect to such Securities shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Shelf Registration Statement, (iii) when such Securities have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act or (iv) when such Securities shall have ceased to be outstanding.

“Trustee” shall mean the trustee with respect to the Securities under the Indenture.

“Underwriters” shall have the meaning set forth in Section 3 hereof.

“Underwritten Offering” shall mean a registration in which Transfer Restricted Securities are sold to an Underwriter for reoffering to the public.

2. Registration Under the Securities Act.

(a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, the Issuers shall: prepare and use commercially reasonable efforts to file with the SEC an Exchange Offer Registration Statement covering the offer by the Issuers to the Holders to exchange all of the Transfer Restricted Securities for Exchange Securities and use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective as promptly as reasonably practicable after the filing thereof; have such Exchange Offer Registration Statement remain effective until the closing of the Exchange Offer; commence the Exchange Offer as soon as practicable after the Effectiveness Date; and keep the Exchange Offer open for not less than 20 business days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed or otherwise furnished to Holders pursuant to the next paragraph.

The Issuers shall commence the Exchange Offer by mailing or otherwise furnishing the related exchange offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

(i) that the Exchange Offer is being made pursuant to this Agreement and that all Transfer Restricted Securities validly tendered will be accepted for exchange;

(ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed or otherwise furnished) (the “Exchange Dates”);

(iii) that any Transfer Restricted Security not tendered by a Holder who was eligible to participate in the Exchange Offer will remain outstanding and continue to accrue interest, but will not retain any rights under this Agreement;

(iv) that Holders electing to have a Transfer Restricted Security exchanged pursuant to the Exchange Offer will be required to surrender such Transfer Restricted Security, together with the enclosed letters of transmittal, to the institution and at the address specified in the notice prior to 5:00 p.m. New York City time on the last Exchange Date; and

(v) that Holders will be entitled to withdraw their election, not later than 5:00 p.m. New York City time, on the last Exchange Date, by sending to the institution and at the address specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Transfer Restricted Securities delivered for exchange and a statement that such Holder is withdrawing such Holder’s election to have such Transfer Restricted Securities exchanged.

As soon as practicable after the last Exchange Date, the Issuers shall (and shall cause the Subsidiary Guarantors to):

(i) accept for exchange Transfer Restricted Securities or portions thereof validly tendered and not properly withdrawn pursuant to the Exchange Offer; and

(ii) deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Securities or portions thereof so accepted for exchange by the Issuers and issue, and cause the Trustee to promptly authenticate and mail or otherwise deliver to each Holder, an Exchange Security equal in principal amount to the principal amount of the Transfer Restricted Securities surrendered by such Holder; provided, that in the case of any Transfer Restricted Securities held in global form by a depositary, authentication and delivery to such depositary of one or more Exchange Securities in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

Interest on each Exchange Note issued pursuant to the Exchange Offer will accrue from the last interest payment date on which interest was paid on the Note surrendered in exchange therefor or, if no interest has been paid on such Note, from the Closing Date.

Each Holder (including, without limitation, each Participating Broker-Dealer) who participates in the Exchange Offer will be required to represent to the Issuers, in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Securities acquired in exchange for Transfer Restricted Securities tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Securities, whether or not such recipient is a Holder of Transfer Restricted Securities, (ii) at the time of the commencement of the Exchange Offer, neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Securities from such Holder has an arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities in violation of the provisions of the Securities Act, (iii) the Holder is not an Affiliate of any Issuer or if it is an Affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a Participating Broker-Dealer, that it has not engaged in, and does not intend to engage in, the distribution of Exchange Securities, and (v) if such Holder is a Participating Broker-Dealer, such Holder acquired the Transfer Restricted Securities as a result of market-making activities or other trading activities, that the Transfer Restricted Securities do not represent an unsold allotment from the original sale of the Transfer Restricted Securities and that it will comply with the applicable provisions of the Securities Act with respect to resale of any Exchange Securities.

The Issuers shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than (i) that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC, (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency with respect to the Exchange Offer and no material adverse development shall have occurred with respect to the Issuers, (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer, (iv) the conditions precedent to the obligations of the Issuers under this Agreement shall have been fulfilled and (v) such other conditions as shall be deemed necessary or appropriate by the Issuers in their reasonable judgment.

(b) In the event that (i) the Issuers determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by the 180th day after the Closing Date, (iii) a Holder notifies the Issuers in writing on or before the 25th day after the consummation of the Exchange Offer that the Transfer Restricted Securities held by it were not eligible to be exchanged for Exchange Securities under the Exchange Offer or (iv) if any Holder is not entitled to participate in the Exchange Offer (as a result of being prohibited by law, SEC policy or otherwise) or is not able to resell the Exchange Securities acquired by such Holder in the Exchange Offer without delivering a prospectus in connection with such resale and so requests in writing on or prior to the 25th day after the consummation of the Exchange Offer, the Issuers shall, in each case, cause to be filed as soon as practicable after such event and shall use their commercially reasonable efforts to have a Shelf Registration Statement declared effective by the SEC by the Shelf Effectiveness Target Date.

In the event the Issuers are required to file a Shelf Registration Statement solely as a result of the matters referred to in clauses (iii) or (iv) of the preceding sentence, the Issuers shall file and use their commercially reasonable efforts to have declared effective (unless it becomes effective automatically upon filing) by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Transfer Restricted Securities and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Transfer Restricted Securities held by Holders described in clauses (iii) or (iv) of the preceding sentence after completion of the Exchange Offer.

The Issuers agree to use their commercially reasonable efforts to keep the Shelf Registration Statement continuously effective until the earliest of (i) the date that all outstanding Transfer Restricted Securities are permitted to be sold pursuant to Rule 144 (or any successor rule that permits the Transfer Restricted Securities to be eligible for resale without registration and without being subject to volume restrictions or public information requirements, but not Rule 144A) without any limitations under clauses (c), (d), (e), (f) and (h) thereof, (ii) the date that is two years from the Closing Date and (iii) the date on which all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Issuers further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Issuers agree to furnish to the Holders of Transfer Restricted Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

(c) The Issuers shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the registration of such Holder’s Transfer Restricted Securities pursuant to the Exchange Offer Registration Statement or the Shelf Registration Statement.

(d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.

(e) In the case of the events set forth in clauses (i) and (ii) below (each a “Registration Default”), the annual interest rate on the Securities will be increased (the “Additional Interest”):

(i) if the Issuers have failed to consummate the Exchange Offer by the 180th day following the Closing Date; or

(ii) the Shelf Registration Statement is not declared effective by the SEC on or prior to the Shelf Effectiveness Target Date.

Additional Interest shall accrue on the principal amount of the Transfer Restricted Securities at a rate of 0.25% per annum until the Exchange Offer is completed, the Shelf Registration Statement, if required hereby, is declared effective or all outstanding Securities become freely tradable under the Securities Act and without limitation on volume or manner of sale; provided, however, that in no event shall the Issuers be obligated to pay Additional Interest under more than one of the Registration Defaults at any one time with respect to any Transfer Restricted Security; provided, further, however, that in the case of a Registration Default with respect to a Shelf Registration Statement, it is expressly understood that Additional Interest should be payable only with respect to the Transfer Restricted Securities so requested to be registered if pursuant to Sections 2(b)(iii) or (iv) hereof.

Notwithstanding anything to the contrary, any Additional Interest payable under this Agreement shall cease to accrue on and after the earlier of (i) the date on which all Registration Defaults have been cured and (ii) the date that all outstanding Securities become freely tradable under the Securities Act and without limitation on volume or manner of sale (which, for the avoidance of doubt, shall not, however, affect the Issuers’ obligations hereunder to pay Additional Interest that has accrued to such date and that remains unpaid).

(f) Without limiting the remedies available to the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the obligations of the Issuers under Section 2(a) and Section 2(b) hereof.

(g) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration unless and until such Holder furnishes to the Issuers, in writing within 30 days after receipt of a request therefor, the information with respect to such Holder specified in Items 507 and 508 (as applicable) of Regulation S-K under the Securities Act and any other applicable rules, regulations or policies of the SEC for use in connection with any Shelf Registration Statement or Prospectus included therein, on a form to be provided by the Issuers. No Holder of Transfer Restricted Securities shall be entitled to Additional Interest pursuant to Section 2(e) hereof unless and until such Holder shall have provided all such information. Each selling Holder agrees to furnish promptly to the Issuers additional information to be disclosed so that the information previously furnished to the Issuers by such Holder does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) Additional Interest due on the Securities pursuant to Section 2(e) hereof will be payable in cash semiannually in arrears on the same interest payment dates as the Securities, commencing with the first interest payment date occurring after any such Additional Interest commences to accrue.

(i) The Issuers shall notify the Trustee in writing within one business day after each and every date on which (i) an event occurs in respect of which Additional Interest is required to be paid and (ii) an event occurs in respect of which Additional Interest ceases to be required to be paid.

3. Registration Procedures.

In connection with the obligations of the Issuers with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Issuers shall:

(a) prepare and file with the SEC a Registration Statement on the appropriate form under the Securities Act, which form (x) shall be selected by the Issuers and (y) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any prospectus supplement required by applicable law and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; to keep each Prospectus current during the period described under Section 4(a)(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Transfer Restricted Securities or Exchange Securities.

(c) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Transfer Restricted Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Transfer Restricted Securities; and the Issuers’ consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Transfer Restricted Securities and any such Underwriters in connection with the offering and sale of the Transfer Restricted Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

(d) use its commercially reasonable efforts to register or qualify the Transfer Restricted Securities under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the Financial Industry Regulatory Authority and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Transfer Restricted Securities owned by such Holder; provided, however, that no Issuer shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

(e) in the case of a Shelf Registration, notify each Holder of Transfer Restricted Securities and counsel for the Holders promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, of the issuance by the SEC or any state securities authority of a notification of objection to the use of the form on which the Shelf Registration Statement has been filed, and of the happening of any event that causes the Company to become an “ineligible issuer,” as defined in SEC Rule 405, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Issuers contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Issuers receive any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Issuers that a post-effective amendment to a Registration Statement would be appropriate, except, in the case of clauses (iv), (v) and (vi), with respect to any event, development or transaction permitted to be kept confidential, the Issuers shall not be required to describe such event, development or transaction in the written notice provided;

(f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

(g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested). The Issuers shall not, without the prior consent of the Underwriters, if applicable, make any offer relating to the Securities or the Exchange Securities that would constitute a “free-writing prospectus,” as defined in SEC Rule 405;

(h) in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Transfer Restricted Securities;

(i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) or 3(e)(vi) hereof, as promptly as practicable prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Company agrees to notify the Holders, and confirm such notice in writing, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and expressly agree to maintain the information contained in such notice confidential (except that such information may be disclosed to its counsel) until it has been publicly disclosed by the Company; notwithstanding the foregoing, the Company shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference if (i) an event occurs and is continuing as a result of which the Shelf Registration, any related Prospectus or any document incorporated or deemed to be incorporated therein by reference, would, in the Issuers’ good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading (with respect to such a Prospectus only, in light of the circumstances under which they were made), and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuers, or (b) the disclosure otherwise relates to a pending material business transaction that has not yet been publicly disclosed;

(j) in the case of a Shelf Registration Statement, a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to, the Holders and their counsel and make such of the representatives of the Issuers as shall be reasonably requested by the Holders or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Holders and their counsel shall not have previously been advised and furnished a copy or to which the Holders or their counsel shall reasonably object on a timely basis, except for any Registration Statement or amendment thereto or related Prospectus or supplement thereto (a copy of which has been previously furnished as provided in the preceding sentence) which counsel to the Company has advised the Issuers in writing is required to be filed in order to comply with applicable law;

(k) obtain a CUSIP number for all Exchange Securities or Transfer Restricted Securities, as the case may be, not later than the effective date of a Registration Statement;

(l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the “TIA”), in connection with the registration of the Exchange Securities or Transfer Restricted Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use their commercially reasonable efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

(m) in the case of a Shelf Registration, make available for inspection upon written request by a representative of the Holders of the Transfer Restricted Securities, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all pertinent financial and other records, pertinent documents and properties of the Issuers as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the respective officers, directors and employees of the Issuers to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with their due diligence responsibilities under a Shelf Registration Statement; provided, that each such representative, Underwriter, attorney or accountant shall agree in writing that it will keep such information confidential and that it will not disclose any of the information that the Company determines, in good faith, to be confidential and notifies them in writing are confidential unless (i) the disclosure of such information is necessary to avoid or correct a material misstatement or material omission in such Registration Statement or Prospectus, (ii) the release of such information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) the information has been made generally available to the public other than by any of such persons or its Affiliates; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such person pursuant to clause (i) or (ii) of this sentence in order to permit the Company to obtain a protective order (or waive the provisions of this paragraph (m));

(n) if reasonably requested by any Holder of Transfer Restricted Securities covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing;

(o) in the case of an Underwritten Offering pursuant to a Shelf Registration, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Majority Holders) in order to expedite or facilitate the disposition of such Transfer Restricted Securities and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Transfer Restricted Securities with respect to the business of the Issuers and their respective subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same in writing if and when requested, (ii) obtain opinions of counsel to the Issuers (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain “cold comfort” letters from the independent certified public accountants of the Issuers (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by any of the Issuers for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings, (iv) if an underwriting agreement is entered into, include in such underwriting agreement indemnification provisions and procedures no less favorable to the selling Holders and underwriters, if any, than those set forth in Section 5 hereof (or such other provisions and procedures acceptable to the Majority Holders and the underwriters (if any), and (v) deliver such documents and certificates as may be reasonably requested by the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Issuers made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement; and

(p) in the case of a Shelf Registration pursuant to Sections 2(b)(iii) or (iv), cause to be delivered a “cold comfort” letter with respect to the Prospectus in the form existing on the Effective Date of the Shelf Registration Statement and with respect to each subsequent amendment or supplement, if any, effected during the period ending on the 180th day following the Effective Date of the Shelf Registration Statement (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement).

In the case of a Shelf Registration Statement, the Company may require each Holder of Transfer Restricted Securities to furnish to the Company such information regarding the Holder and the proposed distribution by such Holder of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Transfer Restricted Securities of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request. No Holder of Transfer Restricted Securities shall be entitled to Additional Interest pursuant to Section 2(e) hereof unless and until such Holder shall have provided all such information. Each seller as to which any Shelf Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to a Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions.

The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the “Underwriters”) that will administer the offering will be selected by the Majority Holders.

4. Participation of Broker-Dealers in Exchange Offer.

(a) The Staff of the SEC has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a “Participating Broker-Dealer”), may be deemed to be an “underwriter” within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

The Issuers understand that it is the Staff’s position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

(b) In light of the above, notwithstanding the other provisions of this Agreement, the Issuers agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by one or more Participating Broker-Dealers (or other Holders, if any, with similar prospectus delivery obligations under the Securities Act) as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Securities by such Participating Broker-Dealers (or other Holder with a similar prospectus delivery obligation) consistent with the positions of the Staff recited in Section 4(a) above; provided that:

(i) the Issuers shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the Effectiveness Date of such Exchange Offer Registration Statement (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers (or other Holders with a similar prospectus delivery obligation) shall not be authorized by the Issuers to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

(ii) the application of the Shelf Registration procedures set forth in Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request in writing to the Issuers by one or more persons who certify to the Issuers in writing that they anticipate that they will be Participating Broker-Dealers or otherwise subject to a similar prospectus delivery obligation under the Securities Act; and provided, further that, in connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Issuers shall be obligated (x) to deal only with one entity representing such Participating Broker-Dealers and such other Holders subject to a prospectus delivery obligation and (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers and such other Holders subject to a prospectus delivery obligation.

5. Indemnification.

(a) The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the “Indemnified Parties”) from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or “issuer free writing prospectus,” as defined in SEC Rule 433 (“Issuer FWP”) relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that the Issuers shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to such Indemnified Party. The Issuers shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

(b) Each Holder, severally and not jointly, will indemnify and hold harmless the Issuers and each person, if any, who controls an Issuer within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuers or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus or Issuer FWP relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuers for any legal or other expenses reasonably incurred by the Issuers or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuers or any of their respective controlling persons.

(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the transactions contemplated by the Exchange Agreement, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this Section 5(d), the Holders of the Transfer Restricted Securities or Exchange Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Transfer Restricted Securities or Exchange Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls an Issuer within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuers.

(e) The agreements contained in this Section 5 shall survive the sale of the Transfer Restricted Securities or Exchange Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6. Miscellaneous.

(a) No Inconsistent Agreements. None of the Issuers has entered into, and on or after the date of this Agreement none of the Issuers will enter into, any agreement which is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s other issued and outstanding securities under any such agreements.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Issuers have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Transfer Restricted Securities affected by such amendment, modification, supplement, waiver or consent; provided, however, that no amendment, modification, supplement, waiver or consent to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold pursuant to such Registration Statement.

(c) Notices. All communications hereunder will be in writing and, if sent to the Exchange Agreement Holders will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them as follows:

If sent to Franklin, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them at:

Franklin Advisers, Inc.

One Franklin Parkway

San Mateo, CA 94403

Attention: Brendan Circle; Christopher Chen

With a copy (which shall not constitute notice hereunder)

To: DLA Piper LLP (US)

555 Mission Street, Suite 2400

San Francisco, CA 94105-2933

Attn: Joshua Morse and Ann Lawrence

If sent to MacKay, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them at:

MacKay Shields LLC

1345 Avenue of the Americas

New York, NY 10105

Attention: Dohyun Cha

If sent to Bain, GSO or FS, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them at:

Bain Capital Credit, LP

200 Clarendon Street

Boston MA 02116

Andrew Hailey

AHailey@baincapital.com

GSO Capital Partners LP

345 Park Ave, 31st Floor

New York, NY 10154

Valerie Kritsberg

Valerie.Kritsberg@gsocap.com

FS Investments

201 Rouse Boulevard

Philadelphia, PA 19112

Grace Hutchinson

Grace.Hutchinson@fsinvestments.com

With a copy (which shall not constitute notice hereunder)

To: Akin Gump Strauss Hauer & Feld LLP

One Bryant Park

New York, NY 10036-6745

Attn: Frederick Lee

If sent to the Issuers, will be mailed, delivered, telegraphed or sent by facsimile and confirmed to them at:

Talos Production LLC

1600 Smith Street, Suite 5000

Houston, TX 77002

Attention: Chief Financial Officer

With a copy (which shall not constitute notice hereunder)

To: Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Attention: Gregory A. Ezring and Tracey A. Zaccone.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Trustee (in its capacity as Trustee under the Indenture or acting on behalf of the Holders pursuant to this Agreement) shall have no liability or obligation to either (i) the Issuers with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement or (ii) any Holder with respect to any failure by the Issuers to comply with, or any breach by the Issuers of, any of the obligations of the Issuers under this Agreement.

(e) Entire Agreement. This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Issuers, on the one hand, and the Exchange Agreement Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(i) Governing Law. The internal laws of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto without giving effect to conflicts of laws, rules or principles.

(j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TALOS PRODUCTION LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS PRODUCTION FINANCE INC.

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY OPERATING COMPANY LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY OPERATING GP LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY OFFSHORE LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

[Registration Rights Agreement]

TALOS ERT LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

CKB PETROLEUM, LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS GULF COAST LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS GULF COAST OFFSHORE LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS GULF COAST ONSHORE LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY INTERNATIONAL LLC

By:	/s/ Michael L. Hartis
Name: Michael L. Harding II
Title: Chief Financial Officer

[Registration Rights Agreement]

TALOS PETROLEUM LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS MANAGEMENT INTERMEDIARY LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS MANAGEMENT HOLDINGS LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

STONE ENERGY HOLDING, L.L.C.

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

[Registration Rights Agreement]

TALOS RESOURCES LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY PHOENIX LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ENERGY HOLDINGS LLC

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

TALOS ARGO INC.

By:	/s/ Michael L. Harding II
Name: Michael L. Harding II
Title: Chief Financial Officer

[Registration Rights Agreement]

BLACKSTONE/GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC, as investment adviser

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

[Registration Rights Agreement]

Foxfield Funding LLC
By: FS Energy and Power Fund, its sole member
By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Andrew P. Jamison
Name: Andrew P. Jamison
Title: Authorized Person

By:	/s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Authorized Person

Bryn Mawr Funding LLC
By: FS Energy and Power Fund, its sole member
By: FS/EIG Advisor, LLC, its investment adviser

By:	/s/ Andrew P. Jamison
Name: Andrew P. Jamison
Title: Authorized Person

By:	/s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Authorized Person

[Registration Rights Agreement]

FS INVESTMENT CORPORATION II

By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

FS INVESTMENT CORPORATION III

By:	/s/ Philip S. Davidson
Name:	Philip S. Davidson
Title:	Authorized Signatory

[Registration Rights Agreement]

FUTURE FUND BOARD OF GUARDIANS
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL HIGH INCOME PARTNERSHIP, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

KAISER FOUNDATION HOSPITALS
By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

KAISER PERMANENTE GROUP TRUST
By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL CREDIT MANAGED ACCOUNT (PSERS), L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

[Registration Rights Agreement]

CHI OPERATING INVESTMENT PROGRAM L.P.
By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL SENIOR LOAN FUND PUBLIC LIMITED COMPANY
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL CREDIT RIO GRANDE FMC, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL SENIOR LOAN FUND, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

SUNSUPER POOLED SUPERANNUATION TRUST
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

FIRSTENERGY SYSTEM MASTER RETIREMENT TRUST
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

[Registration Rights Agreement]

CATHOLIC HEALTH INITIATIVES MASTER TRUST
By: Bain Capital Credit, LP, as Investment Adviser and Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

AON HEWITT GROUP TRUST – HIGH YIELD PLUS BOND FUND
By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

LOS ANGELES COUNTY EMPLOYEES RETIREMENT ASSOCIATION

By: Bain Capital Credit, LP, as Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

SEARS HOLDINGS PENSION TRUST
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL SENIOR LOAN FUND (SRI), L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

[Registration Rights Agreement]

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2013 (D), L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2013 (AIV II MASTER), L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BAIN CAPITAL CREDIT MANAGED ACCOUNT (E), L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

SAN FRANCISCO CITY AND COUNTY EMPLOYEES’ RETIREMENT SYSTEM
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. – AC ALTERNATIVES INCOME FUND
By: Bain Capital Credit, LP, as Subadvisor

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

BLUE CROSS OF CALIFORNIA
By: Bain Capital Credit, LP, as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Executive Vice President

[Registration Rights Agreement]

FRANKLIN ADVISERS, INC., as investment manager on behalf of certain funds and accounts that are holders of Notes, as set forth on Schedule A attached hereto.

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President, Franklin Advisers

MACKAY SHIELDS LLC, as investment manager on behalf of certain of its clients that are holders of Stone Notes, which clients hold on the date hereof an aggregate principal amount of Notes set forth on Schedule A attached hereto.

By:	/s/ Young Lee
Name:	Young Lee
Title:	Senior Managing Director

[Registration Rights Agreement]

Schedule A

FRANKLIN ADVISERS, INC.

Noteholder

FCF-Franklin Income Fund

FTVIPT-Franklin Income VIP Fund

FTIF-Franklin Income Fund

JNL/Franklin Templeton Income Fund

FT Opportunistic Distressed Fund, Ltd.

MACKAY SHIELDS LLC

Noteholder	Principal Amount of Notes
MacKay Shields clients	$51,561,250

ANNEX I

LIST OF SUBSIDIARY GUARANTORS

Jurisdiction of Organization
Talos Energy Operating Company LLC	Delaware

Talos Energy Operating GP LLC	Delaware

Talos Energy International LLC	Delaware

Talos Energy Offshore LLC	Delaware

Talos Gulf Coast LLC	Delaware

Talos Gulf Coast Offshore LLC	Delaware

Talos Gulf Coast Onshore LLC	Delaware

Talos ERT LLC	Delaware

CKB Petroleum, LLC	Delaware

Talos Management Intermediary LLC	Delaware

Talos Management Holdings LLC	Delaware

Talos Energy LLC	Delaware

Talos Petroleum LLC	Delaware

Stone Energy Holding, L.L.C	Delaware

Talos Resources LLC	Delaware

Talos Energy Phoenix LLC	Delaware

Talos Energy Holdings LLC	Delaware

Talos Argo Inc.	Delaware